SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                 March 31, 1999

                                -----------------

                               Regan Holding Corp.
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

         0-4366                                      68-0211359
 (Commission File Number)                (I.R.S. Employer Identification No.)



               1179 N. McDowell Blvd., Petaluma, California 94954
               (Address of principal executive offices) (zip code)

                                 (707) 778-8638
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On March 31, 1999, the Registrant's wholly-owned subsidiary, Legacy Marketing Group ("Legacy") acquired 15.40 shares of Common Stock of Indianapolis Life Group of Companies, Inc. (the "Indianapolis Group"), for a total purchase price of $12,000,000 in accordance with the terms and conditions of an Investment and Funding Agreement by and among Legacy, the Indianapolis Group, the Indianapolis Life Insurance Company and American United Life Insurance Company dated March 31, 1999 (the "Acquisition"). The purpose of this investment is to assure that IL Annuity, a subsidiary of the Indianapolis Group, will continue to offer the original VisionMark annuity (which is marketed by Legacy) until the modified version of the product is approved in all states. The Registrant used current investment assets to fund the Acquisition. A copy of the Investment and Funding Agreement is attached hereto as Exhibit 2.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

(a)      Financial statements of the business acquired.

         Not Applicable.

(b)      Pro Forma financial information

         Not Applicable

(c)      Exhibits.

         2.1 Investment and Funding Agreement, entered into as of March 31, 1999, by and among Indianapolis Life Group of Companies, Inc., Indianapolis Life Insurance Company, American United Life Insurance Company, and Legacy Marketing Group.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    April 15, 1999                     REGAN HOLDING CORP.

                                            By:  /s/ David A. Skup
                                                 -------------------------------
                                                 Name:  David A. Skup
                                                 Title:  Chief Financial Officer


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                                   Exhibit 2.1

                        INVESTMENT AND FUNDING AGREEMENT

     This Investment and Funding Agreement ("Agreement"), is made and entered into as of March 31, 1999, by and among INDIANAPOLIS LIFE GROUP OF COMPANIES, INC., a corporation organized under the laws of the State of Indiana, whose office and principal place of business is located at 2960 North Meridian Street, Indianapolis, Indiana 46208 ("the Company"), INDIANAPOLIS LIFE INSURANCE COMPANY, a mutual life insurance company organized under the laws of the State of Indiana, whose office and principal place of business is located at 2960 North Meridian Street, Indianapolis, Indiana 46208 ("Indianapolis Life"), AMERICAN UNITED LIFE INSURANCE COMPANY, a mutual life insurance company organized under the laws of the State of Indiana, whose office and principal place of business is located at One American Square, P.O. Box 368, Indianapolis, Indiana 46206-0368 ("AUL"), and LEGACY MARKETING GROUP, a corporation organized under the laws of the State of California, whose office and principal place of business is located at 1179 N. McDowell Blvd., Petaluma, California 94954
("Legacy") (Indianapolis Life, AUL and Legacy are sometimes collectively referred to herein as the "Investors" and individually referred to herein as an "Investor").

                                    RECITALS

     1. The Company is a holding company for IL Annuity and Insurance Company, a Massachusetts-domiciled stock insurance company ("IL Annuity"), IL Securities, Inc., an Indiana corporation, Western Security Life Insurance Company, an Arizona-domiciled stock insurance company and Bankers Life Insurance Company of New York, a New York-domiciled stock insurance company, each of which is a wholly-owned subsidiary of the Company. The Company was originally established by Indianapolis Life as a wholly-owned subsidiary.

     2. Indianapolis Life and AUL have signed an Agreement to Affiliate expressing their mutual desire to integrate the companies under a mutual insurance holding company structure as soon as practicable (the "Agreement to Affiliate"). As part of the Agreement to Affiliate, AUL agreed to invest in the Company by purchasing common stock, with the proceeds being used by the Company to support the capital and surplus needs of the Company's insurance company subsidiaries. As of the date of this Agreement and prior to the transactions contemplated by this Agreement, Indianapolis Life owned 127.86 shares, or 66.79%, of the 191.44 outstanding shares of the Company's common stock, and AUL owned 63.58 shares, or 33.21%, of the 191.44 outstanding shares of the Company's common stock. IL Annuity now needs additional capital, and accordingly Indianapolis Life and AUL now each wish to purchase additional common stock of the Company.

     3. An important part of Legacy's business is marketing and distributing insurance and annuity products of IL Annuity. Legacy understands that sales of such products create a substantial "surplus strain" on IL Annuity, and Legacy wishes to facilitate IL Annuity's ability to continue to write such business. Accordingly, Legacy now wishes to purchase common stock of the Company, with the


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proceeds  being used by the Company to support the capital and surplus  needs of the Company's insurance company subsidiaries.

     4. IL Annuity's capital and surplus needs will be significantly reduced when certain proposed changes to the National Association of Insurance Commissioners' life risk-based capital instructions regarding the transfer of the default risk and interest rate risk (e.g., C1 and C3 risks) in modified coinsurance transactions (the "NAIC Mod-co Changes") become effective. Accordingly, the Investors intend that their investments under this Agreement will provide temporary funding, to be retired if and when the NAIC Mod-co Changes are made.

     5. The parties intend in this Agreement to provide for their purchase from the Company of shares of the Company's common stock, for the repurchase of that common stock by the Company, and for other related matters. As used in this Agreement, the term "Shares" shall refer only to the authorized but unissued shares of the Company's common stock issued and purchased under this Agreement.

                                    AGREEMENT

     In consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound hereby, the Company, Indianapolis Life, AUL and Legacy agree as follows:

ARTICLE 5
                           Purchase and Sale of Shares

     Section 1.1. Purchase by and Sale of Shares to Investors. On the date hereof, the Company is issuing and selling to the Investors, and the Investors are purchasing from the Company, the number of Shares set forth below opposite each Investor's name, at a price per share of $779,182.34 (the "Initial Price"):

     Name of Investor            Number of Shares           Total Purchase Price

     Indianapolis Life                 1.93                     $ 1,500,000

     AUL                               5.78                     $ 4,500,000

     Legacy                           15.40                     $12,000,000

The Company hereby acknowledges receipt of payment in full for the Shares, and the Investors hereby acknowledge receipt of certificates representing their respective Shares. The Company shall contribute the amounts received from the Investors as consideration for the issuance of the Shares to IL Annuity as a contribution to its capital and surplus.



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     Section 1.2. Per Share Price and Adjustment to Number of Shares.

     (a) The Investors acknowledge and confirm to the Company and to each other that the Initial Price is based on an out-dated historical valuation (the "Old Valuation") of the Company of $149,166,667 (before giving effect to the additional cash proceeds of the Company's sale of the Shares), divided by the total number of outstanding shares of common stock, and that a current valuation of the Company is being prepared for the purpose of adjusting the number of Shares, as provided in Section 1.2(b).

     (b) The Investors desire and intend to purchase Shares based on the current value of the Company. For the purposes of this Agreement, the current value of the Company as of December 31, 1998 shall equal its book value as shown on the Company's audited consolidated financial statement as of the year ended December 31, 1998 prepared in accordance with generally accepted accounting principles (the "New Valuation). Accordingly, the Company shall present to the Investors not later than April 30, 1999, the audited consolidated financial statement as of the year ended December 31, 1998.

     (b) The New Valuation shall provide the basis for the "Adjusted Initial Price," which shall be equal to the New Valuation, divided by the total number of outstanding shares of common stock of the Company as of December 31, 1998 (191.44 shares).


     (c) Upon determination of the Adjusted Initial Price as provided for in this Agreement, the number of Shares purchased by each Investor shall be adjusted to a number that equals (i) that Investor's total purchase price, as set forth in Section 1.1 of this Agreement, divided by (ii) the Adjusted Initial Price; such number of Shares to be rounded to the nearest 100th of a Share. On the date hereof each Investor has deposited with the Company its certificate representing the Shares purchased by it under Section 1.1 of this Agreement, and while such Shares are deposited with the Company each Investor shall be entitled to vote its Shares and to receive any dividends paid. Each Investor hereby authorizes the Company to substitute for that initial stock certificate, a new stock certificate reflecting the corrected number of Shares, based on the Adjusted Initial Price. After determination of the Adjusted Initial Price, the Company shall promptly deliver to each Investor the corrected stock certificate called for by this Section 1.2(c).

     (d) Legacy understands and acknowledges that the Adjusted Initial Price is likely to be greater than the per share price paid by AUL and Indianapolis Life for the shares of the common stock of the Company held by them before giving effect to the transactions contemplated by this Agreement, and all the Investors understand and acknowledge that the Adjusted Initial Price is likely to be greater than the Initial Price.

ARTICLE 5
                            Repurchase of the Shares

     Section 2.1. Repurchase at Option of the Company. The Company may, at any time at its election, repurchase all or part of the then outstanding Shares from the Investors, by giving notice as provided in Section 2.5 and upon payment to each Investor of the Repurchase Price for its Shares being repurchased, calculated as described in Section 2.6. In the event that the Company elects to repurchase part but not all of the then outstanding Shares, the Company shall repurchase Shares in the order provided in Section 2.4.

     Section 2.2. Mandatory Repurchase.

     (a) Provided that the NAIC Mod-co Changes have been adopted by the NAIC and are applicable to IL Annuity, the Company shall repurchase all or part of the then outstanding Shares from the Investors, subject to and in accordance with the other provisions of this Section 2.2, in one or more repurchase transactions as soon as is practicable after adoption of the NAIC Mod-co Changes.

     (b) The  number of Shares  to be  repurchased  by the  Company  under  this
Section 2.2 shall equal (i) the amount of funds then available to the Company for such repurchase, including funds distributed to the Company by IL Annuity, divided by (ii) the Repurchase Price for the Shares, calculated as described in
Section 2.6. In that regard, provided that the NAIC Mod-Co Changes have been adopted by the NAIC and are applicable to IL Annuity, the Company shall use its commercially reasonable efforts to cause IL Annuity to distribute funds to the Company, but only to the extent that such distribution would not result in IL Annuity's total adjusted capital falling below 175% of its "company action level risk based capital" (or such higher risk based capital ratio as may be required by the Massachusetts Department of Insurance), such that all of the Shares or, if that is not feasible, the greatest number of Shares, may be repurchased.

     (c) The Investors understand and acknowledge that the Company's repurchase of the Shares will, to a large degree, be dependent upon approvals by the Massachusetts Department of Insurance of distributions from IL Annuity to the Company, and that such Department's approval of distributions is discretionary and may depend, among other factors, upon the NAIC Mod-co Changes becoming effective and applicable to IL Annuity.

     (d) The Repurchase Price for Shares repurchased under this Section 2.2 shall be calculated as described in Section 2.6.

     (e) In the event that fewer than all of the then outstanding Shares are being repurchased under this Section 2.2, the Company shall repurchase Shares in the order provided in Section 2.4.

     (f) The Company  shall give notice of any  repurchase  of Shares under this
Section 2.2 as provided in Section 2.5.



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     Section 2.3. Put Right of Legacy. In the event that either:

     (a) AUL and Indianapolis Life consummate their affiliation under a mutual insurance holding company structure or combine under some other structure before all of Legacy's Shares are repurchased under Sections 2.1 or 2.2, or

     (b) all of the Shares held by Legacy have not been repurchased by the Company by March 31, 2007;

Legacy shall have the right, by written notice to the Company, to require the Company promptly to repurchase all of the Shares owned by Legacy, at the Repurchase Price calculated as described in Section 2.6.

     Section 2.4. Order of Repurchase. The Company shall repurchase Shares from Indianapolis Life, AUL and Legacy under this Article II ( whether optional or mandatory), other than a repurchase under Section 2.3, based on the ratio of the number of Shares purchased by each such Investor to the total number of Shares purchased by the Investors under this Agreement.

     Section 2.5. Notice and Closing. The Company shall give prompt written notice to each of the Investors of each proposed repurchase of Shares under this
Article II. Each such notice shall include (i) the number of Shares to be repurchased from each Investor, (ii) the Repurchase Price (calculated in the manner described in Section 2.6), and (iii) the proposed date of the repurchase, which shall be not earlier than five (5) business days following the date of the notice and not later than thirty (30) business days following the date of the notice.

     (b) Each such repurchase of Shares shall take place at the offices of the Company in Indianapolis, Indiana, upon delivery by each Investor whose Shares are being repurchased of a certificate or certificates representing the Shares, duly endorsed for transfer to the Company, free and clear of any liens, restrictions or encumbrances other than those imposed by this Agreement, and by wire transfer from the Company to a bank account designated by each Investor whose Shares are being repurchased of immediately available funds equal to the aggregate Repurchase Price of the Shares being repurchased. If fewer than all of the Shares represented by an Investor's stock certificate are being repurchased, the Company shall promptly return to such Investor a new certificate representing the Shares that have not been repurchased.

     Section 2.6. Repurchase Price. The per share purchase price for Shares repurchased under this Article II (the "Repurchase Price") shall be calculated as follows:

     (a) for a repurchase of Shares from Legacy, the Repurchase Price shall be the Adjusted Initial Price, plus an amount calculated at the average rate of return to IL Annuity on the amount of funds contributed to IL Annuity under this Agreement from the date of this Agreement through the date of payment of the Repurchase Price (on the basis of a year of 365 days);



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     (b)  for a  repurchase  of  Shares  from  AUL  or  Indianapolis  Life,  the
Repurchase Price shall be equal to either: (1) if the Company's common stock is not registered under the Securities Exchange Act of 1934, as amended, or otherwise publicly traded, the Adjusted Initial Price multiplied by a fraction,
(A) the numerator of which is the per share book value of the Company's common stock as of the end of the most recent quarter ended prior to the date of the notice required by Section 2.5, and determined based upon the Company's financial statements prepared in accordance with generally accepted accounting principles (and with a pro forma adjustment for any NAIC Mod-co Change that is not already reflected in such financial statements), and (B) the denominator of which is the Adjusted Initial Price; or (2) if the Company's common stock is registered under the Securities Act of 1934, as amended, or otherwise publicly traded, the average closing price of the stock during the five business days preceding the closing of the repurchase.

     Section 2.7. Regulatory Approval. The Company shall use its commercially reasonable efforts to seek approval from the Massachusetts Division of Insurance for the payment of dividends or other distributions by IL Annuity in connection with the repurchase of the Shares under this Article II. Notwithstanding anything to the contrary in this Agreement, the Company's obligation to repurchase any of the Shares under Section 2.2 at any time shall be subject to receipt by the Company and IL Annuity of any and all required regulatory approvals, including approvals required for any dividend or other distribution to the Company from its insurance company subsidiaries.

     Section 2.8. Reporting Requirement. Until all of the Shares are repurchased under this Article II, the Company shall provide, to each of the Investors holding Shares at the applicable time, a copy of (a) the Company's year-end audited consolidated financial statement prepared in accordance with generally accepted accounting principles within ten (10) days of the completion of the audit and (b) quarterly financial statements prepared in accordance with generally accepted accounting principles within forty-five (45) days after the end of the applicable quarter.

ARTICLE 5
                    Transfer Restrictions on Legacy's Shares

     Section 3.1. Acknowledgment of Restrictions. This Article III restricts Legacy's rights to sell or otherwise transfer any of the Shares issued to or held by Legacy, and the parties believe that the stability, the integrity and the interests of the Company and its subsidiaries, including the continued successful and harmonious management of the Company and its subsidiaries, will be best served and promoted by restricting Legacy's rights to transfer any of its Shares. Legacy acknowledges that such restrictions are reasonable and in the best interests of the Company and its subsidiaries. Legacy further acknowledges that neither the Shares nor any other shares of the Company's stock issued to or held by Indianapolis Life and AUL are subject to similar transfer restrictions due to the close relationship between Indianapolis Life and AUL and to the proposed affiliation of the two companies under the Agreement to Affiliate.



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     Section 3.2.  Transfer  Restrictions.  Legacy may make a transfer of any or all of its Shares  only as  provided  in  Section  3.3 of this  Agreement  or in
Article II of this Agreement. For purposes of this Agreement, the term "transfer" shall mean any sale, exchange, assignment, gift, pledge, grant of a security interest, grant of a power of attorney, grant of an option to purchase or any other alienation, disposition or encumbrance of any Shares or of any interest in Shares by contract, operation of law or otherwise.

     Section 3.3. The Company's Right of First Refusal.

     (a) Legacy shall not sell any of the Shares until after June 30, 2000. If Legacy desires to sell any or all of its Shares after June 30, 2000, Legacy must first offer to sell such Shares to the Company as follows:

     (1) Legacy shall give written notice to the Company that Legacy desires to sell some or all of its Shares, stating the number of Shares offered for sale and the requested price per share of such Shares and any other requested payment terms (the "Requested Terms"). In the event that Legacy has received or anticipates receipt of an offer to purchase some or all of its Shares from a third party other than the Company, Legacy shall request that such outside offer be put into writing, including a statement of the number of Shares subject to such offer and the Requested Terms. A copy of any such written outside offer shall be provided to the Company as part of the notice required under this
Section 3.3(a)(1).

     (2) The Company shall have the option for sixty (60) days after its receipt of the notice described in Section 3.3(a)(1) to purchase all, but not less than all, of such Shares upon the Requested Terms, or at such other price per Share and other terms as may be agreed upon by Legacy and the Company.

     (3) The Company's purchase option under Section 3.3(a)(2) may be exercised only by giving notice to Legacy in accordance with Section 6.4. Such notice shall specify the date of closing, which must be within seventy-five (75) days after the date of delivery of Legacy's notice to the Company under Section 3.3(a)(1).

     (4) Any of the Company's rights under this Section 3.3 may be assigned to Indianapolis Life or AUL. In the event that the Company elects not to exercise its rights under this Section 3.3, the Company shall offer, within twenty (20) days after its receipt of the notice described in Section 3.3(a)(1), its right of first refusal to purchase 75% of the Shares offered by Legacy to AUL and its right of first refusal to purchase 25% of the Shares offered by Legacy to Indianapolis Life. The Company shall promptly give Legacy written notice of any such assignment.

     (b) In the event that the option of the Company (or its assignees) to purchase all of the Shares offered by Legacy lapses, is waived or becomes void, then Legacy may seek to make a sale (an "Outside Sale") of all, but not less than all, of such Shares to any outside party at a price per share equal to or greater than specified as part of the Requested Terms and on other terms no more favorable (to the purchaser) than specified in the Requested Terms. Legacy shall have a period not to exceed sixty (60) days after the option of the Company lapses, is waived or becomes void, for the closing of any such Outside Sale. The Shares transferred by any such Outside Sale shall continue to be subject to the terms, conditions and benefits of this Agreement, and the purchaser of such Shares shall execute an agreement, in form and substance reasonably acceptable to the Company, agreeing to be bound by this Agreement as if it were an original party hereto.

     Section 3.4. Restrictive Legend. The certificate or certificates evidencing the Shares issued to Legacy shall bear the following legend, or a substantially similar legend:

         "Encumbrance, pledge, assignment, transfer or other disposition of the Shares represented by this certificate is subject to the restrictions and rights of first refusal contained in an Investment and Funding Agreement dated as of March 31, 1999, among the Corporation and certain of its shareholders. A copy of such Agreement is on file at the principal office of the Corporation."

ARTICLE 5
                   Representations and Warranties of Investors

     Each Investor hereby severally, and not jointly, represents and warrants to each of the other Investors and to the Company as follows:

     Section 4.1. Authority.

     (a) The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated.

     (b) The Investor is duly qualified to do business and is in good standing in all of the states in which it is transacting business.

     (c) The execution, delivery and performance of this Agreement by the Investor has been approved by all necessary corporate action and does not require the consent of any person or entity for such execution, delivery and performance under any contract or agreement to which the Investor is a party.

     Section 4.2. No Conflict; Required Filings and Consents. This Agreement is a valid and binding obligation of the Investor, enforceable in accordance with its terms, and does not:

     (a) conflict with or result in a breach of any provision of the Investor's Articles of Incorporation, bylaws or any contract to which the Investor is a party or by which it may be bound;

     (b) violate any judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to the Investor;




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     (c) cause or give any person grounds to cause the maturity of any liability of the Investor to be accelerated or increased; or

     (d) violate any code, statute, rule or regulation of the United States of America or any state, which is applicable to the Investor, subject to such regulatory filings and approvals as contemplated by this Agreement.

     Section 4.3. Investment Representations. The Investor:

     (a) is acquiring the Shares for its own account as an investment and without an intent to distribute the Shares;

     (b) acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be resold or transferred by an Investor without appropriate registration or the availability of an exemption from such requirements;

     (c) is an "Accredited Investor," as such term is defined in Rule 501(a) of Regulation D promulgated by the United States Securities and Exchange Commission pursuant to the Securities Act;

     (d) has had an opportunity to make inquiries concerning the Company and each other Investor and all matters relevant to an investment in the Shares and has been given the opportunity to ask questions of, and receive answers from, Indianapolis Life and the Company concerning both companies, their businesses, the Shares, the risks associated with an investment in the Shares, and such additional information as it deems necessary to evaluate an investment in the Shares;

     (e) has such knowledge and experience in business and financial matters in general as to be capable of evaluating Indianapolis Life and the Company, their proposed activities, and the risks and merits of an investment in the Shares;

     (f) understands that no federal or state agency has made any finding or determination as to the fairness of the offering of the Shares, nor any recommendation or endorsement of the Shares; and

     (g) agrees that the certificates representing the Shares will bear a legend substantially to the following effect:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, THE INDIANA SECURITIES LAW OR THE CALIFORNIA SECURITIES LAW. THESE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS THEY HAVE FIRST BEEN SO REGISTERED OR UNLESS THE CORPORATION'S COUNSEL HAS GIVEN AN OPINION THAT SUCH REGISTRATIONS ARE NOT REQUIRED."

     Section 4.4. Availability of Funds. The Investor has the funds available to pay the total purchase price for its respective Shares on the date hereof.

ARTICLE 5

                  Representations and Warranties of the Company

     The Company hereby represents and warrants to the Investors as follows:

     Section 5.1. Organization and Authority.

     (a) The Company is an Indiana corporation, duly organized and validly existing.

     (b) The execution, delivery and performance of this Agreement by the Company has been approved by all necessary corporate action and does not require the consent of any person or entity for such execution, delivery and performance under any contract or agreement to which is a party.

     Section 5.2. No Conflict; Required Filings and Consents. This Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and does not:

     (a) conflict with or result in a breach of any provision of Articles of Incorporation, bylaws or any contract to which the Company is a party or by which it may be bound;

     (b) violate any judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to the Company;

     (c) cause or give any person grounds to cause the maturity of any liability of the Company to be accelerated or increased; or

     (d) violate any code, statute, rule or regulation of the United States of America or any state, which is applicable to the Company, subject to such regulatory filings and approvals as contemplated by this Agreement.

     Section 5.3. Financial Statements.

     (a) The unaudited consolidated financial statements of the Company for and as at the year ended December 31, 1998, have been prepared in accordance with generally accepted accounting principles ("GAAP") and fairly present the consolidated results of operations and financial condition of the Company on a GAAP basis for such period (subject to normal audit adjustments and the absence of notes).

     (b) Except for liabilities and obligations incurred after December 31, 1998 in the ordinary course of the Company's business that are not material to its business or financial condition, the Company has no liabilities or obligations of any nature (matured or unmatured, fixed or contingent) that are not provided for in the such financial statements to the extent required by GAAP.

     Section 5.4. Capitalization; Valid Issuance.

     (a) Prior to consummation of the transactions contemplated by this Agreement, the Company has issued and outstanding 191.44 shares of its common stock. Other than this Agreement or the Agreement to Affiliate, the Company has no outstanding options, warrants, conversion rights, agreements or commitments for the issuance, transfer or sale of any common stock of the Company.

     (b) Upon the issuance of the Shares to the Investors upon the terms and conditions of this Agreement, the Shares, along with all previously issued shares of common stock, shall be validly issued, fully paid, non-assessable and free from any further capital call. All such Shares have been or will have been, as the case may be, issued in compliance with all applicable laws and regulations, including but not limited to all federal, state, and other securities laws and regulations.

ARTICLE 5

                            Miscellaneous and General

     Section 6.1. Non-Assignment. This Agreement and any rights pursuant hereto shall not be assignable by any party hereto (except as expressly provided or permitted in this Agreement). Except as and to the extent specifically provided in this Agreement, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, or their respective legal successors, any rights, remedies, obligations or liabilities, or to relieve any person other than the parties hereto, or their respective legal successors, from any obligations or liabilities that would otherwise be applicable. The covenants and agreements contained in this Agreement shall be binding upon, extend to and inure to the benefit of the parties hereto, and each of their successors respectively.

     Section 6.2. Governing Law. This Agreement is made pursuant to and shall be governed by, interpreted under, and the rights of the parties determined in accordance with, the laws of the State of Indiana (without regard to any Indiana rules or principles of conflicts of law that might look to any jurisdiction outside of Indiana).

     Section 6.3. Mediation and Arbitration. Any controversy, dispute or claim under, arising out of or relating to this Agreement or its breach, which is not resolved by mutual agreement shall be resolved by mediation efforts first, and, failing that, by arbitration. Any party may make a written request for mediation. If the parties fail to agree on the identity of a mediator within fourteen (14) days of a demand, the requesting party shall contact the Indiana Insurance Commissioner to appoint a mediator. The mediation shall occur in Indianapolis, Indiana within twenty-one (21) days after appointment of the mediator. The parties shall share equally in the costs of the mediation. If mediation does not resolve the controversy, then either party may demand arbitration.

     Any party may give the others notice of its decision to submit a matter to arbitration under this provision. A single arbitrator shall be appointed by the American Arbitration Association. The arbitrator must be an executive officer or former executive officer of a life insurance company other than a person affiliated with, or who has been affiliated with any party. Arbitration hereunder shall be the exclusive remedy of the parties for the enforcement of this Agreement and shall be pursuant to the arbitration laws of the State of Indiana. The arbitrator so chosen shall consider this Agreement from the standpoint of practical business and equity, and shall not be bound by judicial formalities and strict rules of law. The arbitrator shall submit a written decision. The parties agree that final judgment may be entered upon the arbitrator's decision in any court of competent jurisdiction and that the arbitrator's decision may not be appealed. The cost of arbitration, including the fee of the arbitrator, shall be borne by any or all parties in such proportions as the arbitrator, in his sole discretion, may determine to be equitable. The arbitration shall take place in Indianapolis, Indiana. The arbitrator shall be instructed that in no event shall an award include either termination or rescission of this Agreement unless the parties agree in writing prior to the arbitration that termination or rescission would be an appropriate remedy to consider.

     Section 6.4. Notice. All notices, statements or requests provided for hereunder shall be deemed to have been duly given when delivered by hand to an officer of the other party, or when deposited with the U.S. Postal Services, as certified or registered mail, postage prepaid, addressed:

                  (a)      If to Indianapolis Life to:

                           Indianapolis Life Insurance Company
                           Attn:  General Counsel
                           2960 North Meridian Street
                           Indianapolis, IN 46208

                  (b)      If to the Company to:

                           Indianapolis Life Group of Companies, Inc.
                           Attn:  General Counsel
                           2960 North Meridian Street
                           Indianapolis, IN 46208

                  (c)      If to AUL to:

                           American United Life Insurance Company
                           Attn:  General Counsel
                           One American Square
                           P.O. Box 368
                           Indianapolis, IN 46206-0368

                  (d)      If to Legacy to:

                           Legacy Marketing Group
                           Attn:  General Counsel
                           1179 N. McDowell Blvd.
                           Petaluma, CA  94954

                           with a copy to:

                           Mike Ernst, Esq.
                           Stokes, Lazarus & Carmichael, LLP
                           80 Peachtree Park Drive, N.E.
                           Atlanta, GA  30309-1320

or to such other person or place as each party may from time to time designate by written notice sent as provided for herein.

     Section 6.5. Severability. If any term, condition or provision of this Agreement shall be determined to be invalid, inoperative or unenforceable, this Agreement shall be given effect and applied without reference to the invalid, inoperative or unenforceable provision and the remainder of this Agreement shall be given effect, applied, interpreted, construed, and enforced accordingly.

     Section 6.6. Entire Agreement. This Agreement, together with such Amendments as may from time to time be executed in writing by the parties, such amendments specifically referring to this Agreement, constitutes the entire Agreement between the parties with respect to the subject matter hereof. Nothing in this Agreement shall modify or supersede (a) any of the provisions of the Agreement to Affiliate, which shall remain in full force and effect in accordance with its terms, although Indianapolis Life and AUL acknowledge that the Shares are subject to mandatory repurchase subject to Section 2.2 of this Agreement, or (b) any of the provisions of the Investment Agreement, dated as of November 3, 1997, among the Company, AUL and Indianapolis Life, or any other agreements among such parties relating to shares of common stock of or investments in the Company other than the Shares, each of which agreements shall remain in full force and effect in accordance with its terms.

     Section 6.7. Confidentiality. The parties, their respective subsidiaries and their respective directors, officers, employees, agents, consultants, legal counsel, auditors and other representatives shall each keep confidential, except as required by law, any written materials or other information which is not readily ascertainable from public information or sources, obtained in whatever form from the other and the terms, conditions and provisions of this Agreement, except in each case for disclosures mutually approved in writing by the parties.

     Section 6.8. Expenses. The parties' respective expenses involving or relating to this Agreement or the consummation of the transactions contemplated by or provided for in this Agreement shall be borne by the party incurring such expenses.

     Section 6.9. Other Instruments, Regulatory Requirements and Cooperation. The parties will from time to time cooperate with each other, upon the request of the other, and without further consideration execute, acknowledge, and deliver in proper form any further instruments and take such other action as may reasonably be required to carry out effectively the intent of this Agreement. The parties further agree that they shall cooperate with each other in complying with regulatory requirements and responding to regulatory inquiries associated with this Agreement.

     Section 6.10. Future Stock Purchases. The parties understand that IL Annuity may need additional capital before the end of 1999 to support its continued insurance writings until the NAIC Mod- co Changes become effective and that the Investors may be requested to purchase additional common stock of the Company to fund those needs.

     Section 6.11. Headings. The headings in this Agreement are inserted for convenience and identification purposes only and are not intended to describe, interpret, define, or limit the scope, the extent or intent of this Agreement nor any provision hereof.

     Section 6.12. Waiver of Breach. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof. Nor shall any single or partial exercise of any right, remedy, power or privilege preclude the further exercise of that right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. Nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of that right, remedy, power or privilege with respect to any other occurrence. Any waiver shall not be effective unless it is in writing and signed by the party granting the waiver.

     Section 6.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute one and the same instrument.


4/14/99 3:01 pm

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first written above.

                                     INDIANAPOLIS LIFE GROUP
                                     OF COMPANIES, INC.

                                          /s/Larry Prible
                                     By Larry Prible
                                     Its


                                     INDIANAPOLIS LIFE INSURANCE COMPANY

                                          /s/Larry Prible
                                     By Larry Prible
                                     Its


                                     AMERICAN UNITED LIFE
                                     INSURANCE COMPANY

                                          /s/Jerry Semler
                                     By Jerry Semler
                                     Its


                                     LEGACY MARKETING GROUP

                                          /s/Skup
                                     By David A. Skup
                                     Its Chief Financial Officer